Exhibit 99.2

Joint Filer Information

Name of Joint Filer:	THL Holdco, LLC

Address of Joint Filer:	c/o Thomas H. Lee Partners, L.P.
100 Federal Street, 35th Floor
Boston, MA 02110

Relationship of Joint Filer to Issuer:	10% Owner
Director

Issuer Name and Ticker or Trading Symbol:	Ceridian HCM Holding Inc. [CDAY]

Date of Earliest Transaction Required to be Reported (Month/Day/Year):	February 19, 2020

Designated Filer:	Thomas H. Lee Advisors, LLC

Signature:

THL HOLDCO, LLC

By:	/s/ Mark A. Garcia
Name: Mark A. Garcia
Title: Chief Financial Officer, Funds

Dated:  February 21, 2020

[Signature Page to Form 4]

Exhibit 99.2

Joint Filer Information

(continued)

Name of Joint Filer:	Thomas H. Lee Partners, L.P.

Address of Joint Filer:	c/o Thomas H. Lee Partners, L.P.
100 Federal Street, 35th Floor
Boston, MA 02110

Relationship of Joint Filer to Issuer:	10% Owner
Director

Issuer Name and Ticker or Trading Symbol:	Ceridian HCM Holding Inc. [CDAY]

Date of Earliest Transaction Required to be Reported (Month/Day/Year):	February 19, 2020

Designated Filer:	Thomas H. Lee Advisors, LLC

Signature:

THOMAS H. LEE PARTNERS, L.P.
By: Thomas H. Lee Advisors, LLC, its General Partner
By: THL Holdco, LLC, its Managing Member

By:	/s/ Mark A. Garcia
Name: Mark A. Garcia
Title: Chief Financial Officer, Funds

Dated:  February 21, 2020

[Signature Page to Form 4, Part 1]

Exhibit 99.2

Joint Filer Information

(continued)

Name of Joint Filer:	Thomas H. Lee Equity Fund VI, L.P.

Address of Joint Filer:	c/o Thomas H. Lee Partners, L.P.
100 Federal Street, 35th Floor
Boston, MA 02110

Relationship of Joint Filer to Issuer:	10% Owner
Director

Issuer Name and Ticker or Trading Symbol:	Ceridian HCM Holding Inc. [CDAY]

Date of Earliest Transaction Required to be Reported (Month/Day/Year):	February 19, 2020

Designated Filer:	Thomas H. Lee Advisors, LLC

Signature:

THOMAS H. LEE EQUITY FUND VI, L.P.
By: THL Equity Advisors VI, LLC, its General Partner
By: Thomas H. Lee Partners, L.P., its Sole Member
By: Thomas H. Lee Advisors, LLC, its General Partner
By: THL Holdco, LLC, its Managing Member

By:	/s/ Mark A. Garcia
Name: Mark A. Garcia
Title: Chief Financial Officer, Funds

Dated:  February 21, 2020

[Signature Page to Form 4, Part 1]

Exhibit 99.2

Joint Filer Information

(continued)

Name of Joint Filer:	Thomas H. Lee Parallel Fund VI, L.P.

Address of Joint Filer:	c/o Thomas H. Lee Partners, L.P.
100 Federal Street, 35th Floor
Boston, MA 02110

Relationship of Joint Filer to Issuer:	10% Owner
Director

Issuer Name and Ticker or Trading Symbol:	Ceridian HCM Holding Inc. [CDAY]

Date of Earliest Transaction Required to be Reported (Month/Day/Year):	February 19, 2020

Designated Filer:	Thomas H. Lee Advisors, LLC

Signature:

THOMAS H. LEE PARALLEL FUND VI, L.P.
By: THL Equity Advisors VI, LLC, its General Partner
By: Thomas H. Lee Partners, L.P., its Sole Member
By: Thomas H. Lee Advisors, LLC, its General Partner
By: THL Holdco, LLC, its Managing Member

By:	/s/ Mark A. Garcia
Name: Mark A. Garcia
Title: Chief Financial Officer, Funds

Dated:  February 21, 2020

[Signature Page to Form 4, Part 1]

Exhibit 99.2

Joint Filer Information

(continued)

Name of Joint Filer:	Thomas H. Lee Parallel (DT) Fund VI, L.P.

Address of Joint Filer:	c/o Thomas H. Lee Partners, L.P.
100 Federal Street, 35th Floor
Boston, MA 02110

Relationship of Joint Filer to Issuer:	10% Owner
Director

Issuer Name and Ticker or Trading Symbol:	Ceridian HCM Holding Inc. [CDAY]

Date of Earliest Transaction Required to be
Reported (Month/Day/Year):	February 19, 2020

Designated Filer:	Thomas H. Lee Advisors, LLC

Signature:

THOMAS H. LEE PARALLEL (DT) FUND VI, L.P.
By: THL Equity Advisors VI, LLC, its General Partner
By: Thomas H. Lee Partners, L.P., its Sole Member
By: Thomas H. Lee Advisors, LLC, its General Partner
By: THL Holdco, LLC, its Managing Member

By:	/s/ Mark A. Garcia
Name: Mark A. Garcia
Title: Chief Financial Officer, Funds

Dated:  February 21, 2020

[Signature Page to Form 4, Part 1]

Exhibit 99.2

Joint Filer Information

(continued)

Name of Joint Filer:	THL Equity Fund VI Investors (Ceridian), LP

Address of Joint Filer:	c/o Thomas H. Lee Partners, L.P.
100 Federal Street, 35th Floor
Boston, MA 02110

Relationship of Joint Filer to Issuer:	10% Owner
Director

Issuer Name and Ticker or Trading Symbol:	Ceridian HCM Holding Inc. [CDAY]

Date of Earliest Transaction Required to be Reported (Month/Day/Year):	February 19, 2020

Designated Filer:	Thomas H. Lee Advisors, LLC

Signature:

THL EQUITY FUND VI INVESTORS (CERIDIAN), LP
By: THL Equity Advisors VI, LLC, its General Partner
By: Thomas H. Lee Partners, L.P., its Sole Member
By: Thomas H. Lee Advisors, LLC, its General Partner
By: THL Holdco, LLC, its Managing Member

By:	/s/ Mark A. Garcia
Name: Mark A. Garcia
Title: Chief Financial Officer, Funds

Dated:  February 21, 2020

[Signature Page to Form 4, Part 1]

Exhibit 99.2

Joint Filer Information

(continued)

Name of Joint Filer:	THL Equity Fund VI Investors (Ceridian) II, LP

Address of Joint Filer:	c/o Thomas H. Lee Partners, L.P.
100 Federal Street, 35th Floor
Boston, MA 02110

Relationship of Joint Filer to Issuer:	10% Owner
Director

Issuer Name and Ticker or Trading Symbol:	Ceridian HCM Holding Inc. [CDAY]

Date of Earliest Transaction Required to be Reported (Month/Day/Year):	February 19, 2020

Designated Filer:	Thomas H. Lee Advisors, LLC

Signature:

THL EQUITY FUND VI INVESTORS (CERIDIAN) II, LP
By: THL Equity Advisors VI, LLC, its General Partner
By: Thomas H. Lee Partners, L.P., its Sole Member
By: Thomas H. Lee Advisors, LLC, its General Partner
By: THL Holdco, LLC, its Managing Member

By:	/s/ Mark A. Garcia
Name: Mark A. Garcia
Title: Chief Financial Officer, Funds

Dated:  February 21, 2020

[Signature Page to Form 4, Part 1]

Exhibit 99.2

Joint Filer Information

(continued)

Name of Joint Filer:	THL Equity Fund VI Investors (Ceridian) III, LLC

Address of Joint Filer:	c/o Thomas H. Lee Partners, L.P.
100 Federal Street, 35th Floor
Boston, MA 02110

Relationship of Joint Filer to Issuer:	10% Owner
Director

Issuer Name and Ticker or Trading Symbol:	Ceridian HCM Holding Inc. [CDAY]

Date of Earliest Transaction Required to be Reported (Month/Day/Year):	February 19, 2020

Designated Filer:	Thomas H. Lee Advisors, LLC

Signature:

THL EQUITY FUND VI INVESTORS (CERIDIAN) III, LLC
By: THL Equity Advisors VI, LLC, its Manager
By: Thomas H. Lee Partners, L.P., its Sole Member
By: Thomas H. Lee Advisors, LLC, its General Partner
By: THL Holdco, LLC, its Managing Member

By:	/s/ Mark A. Garcia
Name: Mark A. Garcia
Title: Chief Financial Officer, Funds

Dated: February 21, 2020

[Signature Page to Form 4, Part 1]

Exhibit 99.2

Joint Filer Information

(continued)

Name of Joint Filer:	THL Equity Fund VI Investors (Ceridian) IV, LLC

Address of Joint Filer:	c/o Thomas H. Lee Partners, L.P.
100 Federal Street, 35th Floor
Boston, MA 02110

Relationship of Joint Filer to Issuer:	10% Owner
Director

Issuer Name and Ticker or Trading Symbol:	Ceridian HCM Holding Inc. [CDAY]

Date of Earliest Transaction Required to be Reported (Month/Day/Year):	February 19, 2020

Designated Filer:	Thomas H. Lee Advisors, LLC

Signature:

THL EQUITY FUND VI INVESTORS (CERIDIAN) IV, LLC
By: THL Equity Advisors VI, LLC, its Manager
By: Thomas H. Lee Partners, L.P., its Sole Member
By: Thomas H. Lee Advisors, LLC, its General Partner
By: THL Holdco, LLC, its Managing Member

By:	/s/ Mark A. Garcia
Name: Mark A. Garcia
Title: Chief Financial Officer, Funds

Dated: February 21, 2020

[Signature Page to Form 4]

Exhibit 99.2

Joint Filer Information

(continued)

Name of Joint Filer:	THL Equity Fund VI Investors (Ceridian) V, LLC

Address of Joint Filer:	c/o Thomas H. Lee Partners, L.P.
100 Federal Street, 35th Floor
Boston, MA 02110

Relationship of Joint Filer to Issuer:	10% Owner
Director

Issuer Name and Ticker or Trading Symbol:	Ceridian HCM Holding Inc. [CDAY]

Date of Earliest Transaction Required to be Reported (Month/Day/Year):	February 19, 2020

Designated Filer:	Thomas H. Lee Advisors, LLC

Signature:

THL EQUITY FUND VI INVESTORS (CERIDIAN) V, LLC
By: THL Equity Advisors VI, LLC, its Manager
By: Thomas H. Lee Partners, L.P., its Sole Member
By: Thomas H. Lee Advisors, LLC, its General Partner
By: THL Holdco, LLC, its Managing Member

By:	/s/ Mark A. Garcia
Name: Mark A. Garcia
Title: Chief Financial Officer, Funds

Dated: February 21, 2020

[Signature Page to Form 4]

Exhibit 99.2

Joint Filer Information

(continued)

Name of Joint Filer:	THL Equity Fund VI Investors (Ceridian) VI, LP

Address of Joint Filer:	c/o Thomas H. Lee Partners, L.P.
100 Federal Street, 35th Floor
Boston, MA 02110

Relationship of Joint Filer to Issuer:	10% Owner
Director

Issuer Name and Ticker or Trading Symbol:	Ceridian HCM Holding Inc. [CDAY]

Date of Earliest Transaction Required to be Reported (Month/Day/Year):	February 19, 2020

Designated Filer:	Thomas H. Lee Advisors, LLC

Signature:

THL EQUITY FUND VI INVESTORS (CERIDIAN) VI, LP
By: THL Equity Advisors VI, LLC, its General Partner
By: Thomas H. Lee Partners, L.P., its Sole Member
By: Thomas H. Lee Advisors, LLC, its General Partner
By: THL Holdco, LLC, its Managing Member

By:	/s/ Mark A. Garcia
Name: Mark A. Garcia
Title: Chief Financial Officer, Funds

Dated: February 21, 2020

[Signature Page to Form 4, Part 1]

Exhibit 99.2

Joint Filer Information

(continued)

Name of Joint Filer:	THL Coinvestment Partners, L.P.

Address of Joint Filer:	c/o Thomas H. Lee Partners, L.P.
100 Federal Street, 35th Floor
Boston, MA 02110

Relationship of Joint Filer to Issuer:	10% Owner
Director

Issuer Name and Ticker or Trading Symbol:	Ceridian HCM Holding Inc. [CDAY]

Date of Earliest Transaction Required to be Reported (Month/Day/Year):	February 19, 2020

Designated Filer:	Thomas H. Lee Advisors, LLC

Signature:

THL COINVESTMENT PARTNERS, L.P.
By: Thomas H. Lee Partners, L.P., its General Partner
By: Thomas H. Lee Advisors, LLC, its General Partner
By: THL Holdco, LLC, its Managing Member

By:	/s/ Mark A. Garcia
Name: Mark A. Garcia
Title: Chief Financial Officer, Funds

Dated:  February 21, 2020

[Signature Page to Form 4, Part 1]

Exhibit 99.2

Joint Filer Information

(continued)

Name of Joint Filer:	THL Operating Partners, L.P.

Address of Joint Filer:	c/o Thomas H. Lee Partners, L.P.
100 Federal Street, 35th Floor
Boston, MA 02110

Relationship of Joint Filer to Issuer:	10% Owner
Director

Issuer Name and Ticker or Trading Symbol:	Ceridian HCM Holding Inc. [CDAY]

Date of Earliest Transaction Required to be Reported (Month/Day/Year):	February 19, 2020

Designated Filer:	Thomas H. Lee Advisors, LLC

Signature:

THL OPERATING PARTNERS, L.P.
By: Thomas H. Lee Partners, L.P., its General Partner
By: Thomas H. Lee Advisors, LLC, its General Partner
By: THL Holdco, LLC, its Managing Member

By:	/s/ Mark A. Garcia
Name: Mark A. Garcia
Title: Chief Financial Officer, Funds

Dated:  February 21, 2020

[Signature Page to Form 4, Part 1]

Exhibit 99.2

Joint Filer Information

Name of Joint Filer:	Great-West Investors LP

Address of Joint Filer:	c/o Thomas H. Lee Partners, L.P.
100 Federal Street, 35th Floor
Boston, MA 02110

Relationship of Joint Filer to Issuer:	10% Owner
Director

Issuer Name and Ticker or Trading Symbol:	Ceridian HCM Holding Inc. [CDAY]

Date of Earliest Transaction Required to be Reported (Month/Day/Year):	February 19, 2020

Designated Filer:	Thomas H. Lee Advisors, LLC

Signature:

GREAT-WEST INVESTORS, LP
By: Thomas H. Lee Advisors, LLC, its Attorney-in-Fact
By: THL Holdco, LLC, its Managing Member

By:	/s/ Mark A. Garcia
Name: Mark A. Garcia
Title: Chief Financial Officer, Funds

Dated:  February 21, 2020

[Signature Page to Form 4, Part 1]

Exhibit 99.2

Joint Filer Information

(continued)

Name of Joint Filer:	Putnam Investments Employees’ Securities Company III LLC

Address of Joint Filer:	c/o Thomas H. Lee Partners, L.P.
100 Federal Street, 35th Floor
Boston, MA 02110

Relationship of Joint Filer to Issuer:	10% Owner
Director

Issuer Name and Ticker or Trading Symbol:	Ceridian HCM Holding Inc. [CDAY]

Date of Earliest Transaction Required to be Reported (Month/Day/Year):	February 19, 2020

Designated Filer:	Thomas H. Lee Advisors, LLC

Signature:

PUTNAM INVESTMENTS EMPLOYEES’ SECURITIES COMPANY III LLC
By: Putnam Investment Holdings, LLC, its Managing Member
By: Putnam Investments, LLC, its Managing Member
By: Thomas H. Lee Advisors, LLC, its Attorney-in-Fact
By: THL Holdco, LLC, its Managing Member

By:	/s/ Mark A. Garcia
Name: Mark A. Garcia
Title: Chief Financial Officer, Funds

Dated: February 21, 2020

[Signature Page to Form 4, Part 1]